UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

535 Fifth Avenue, 4th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 16, 2021, Siebert Financial Corp. (the “Company”) entered into an agreement with the Company and Tigress Holdings, LLC, a Delaware limited liability company (“Tigress”). As part of the agreement, (i) Tigress transferred to the Company limited liability company membership interests representing twenty-four percent (24%) of the outstanding membership interests in Tigress; and (ii) the Company transferred to Tigress limited liability company membership interests representing twenty-four percent (24%) of the outstanding membership interests of the Company’s wholly-owned subsidiary WPS Prime Services, LLC, a Delaware limited liability company (“WPS”) and 1,449,525 shares of the Company’s common stock. The value of the shares of the Company’s common stock was determined using a 60-day average of the Company’s common stock price as reported by the NASDAQ Capital Market.

As part of the transaction, WPS will be renamed to RISE Financial Services, LLC (“RISE”), and Tigress’ founder, Cynthia DiBartolo, will continue as CEO of Tigress, and will assume the position as CEO of RISE. Gloria E. Gebbia, one of the Company’s directors, will assume the position of Chief Impact Officer at RISE. Ms. DiBartolo will be appointed to Siebert’s Board of Directors and Ms. Gebbia will join Tigress’ Board of Directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors appointed Cynthia DiBartolo as a new member of the Company’s Board of Directors, effective November 16, 2021. Ms. DiBartolo’s term of office will continue until the next annual meeting of the Company’s shareholders.

As noted above, Ms. DiBartolo is founder of Tigress and has been its CEO for 11 years.  Ms. DiBartolo has over 35 years of experience in finance, sales, legal and risk management with Bear Sterns, Merrill Lynch, Smith Barney and Citigroup. In 2009, she became suddenly disfigured and disabled after a battle with recurrent head and neck cancer, this prompted her to found Tigress Financial Partners, a disabled and woman-owned and operated financial services firm. Under Ms. DiBartolo’s leadership, Tigress has evolved into a premier registered full-service broker-dealer providing services in capital markets underwriting, investment banking, equity research, global debt and equity securities sales and trading, NYSE floor broker and investor services including global wealth management and asset management. In March 2021, StoneX Capital Inc, a Fortune 100 Company, purchased a minority stake in Tigress, the nation's only disabled and woman-owned financial service firm. Tigress and its clients will benefit from StoneX's global reach, broad product range, and best-in-class technology. In July 2021, Ms. DiBartolo and Tigress Financial Partners made history becoming the first disabled and woman-owned floor broker and member of the New York Stock Exchange in the Big Board’s 229-yr history.

As part of her mission, Ms. DiBartolo has undertaken the responsibility of expanding opportunity for women and the disabled in the world of banking and finance, becoming a recognized voice with respect to advancing equality of opportunity in the financial services sector.

Ms. DiBartolo has been appointed to and serves on a number of boards in relation to her personal and professional career including but not limited to: Chairperson of the Rainbow PUSH Coalition Steering Committee for Financial Services; Founder & Chairperson of the Diversity Broker-Dealer & Asset Management Coalition; Chairperson of the Greater New York Chamber of Commerce; Vice President of the Women's Syndicate Association; Board of Consultors for Villanova University, Charles Widger School of Law; Member of the BNY Mellon | Pershing Minority Business Enterprise (MBE) Council, Member of the Board of Directors for the National Association of Securities Dealers (NASP) and is a strategic advisor to Wanda Durant and the Durant Center committed to empowering women and the underserved in black and brown communities through financial literacy.

She received a Bachelor of Arts with honors in Political Science and Theatre from Wagner College and earned a Juris Doctorate from Villanova University, School of Law. She holds FINRA Series SIE, 7, 24, 63 and 99 Licenses. She was admitted to the New York, New Jersey and Connecticut State Bars.

Ms. DiBartolo has not been a party to any legal proceeding in the past five (5) years. Ms. DiBartolo is 59 years old.

Since the beginning of the Company’s last fiscal year, there have been no related party transactions involving Ms. DiBartolo (or any of her immediate family members) required to be reported under Item 404(a) of Regulation S-K.

Item 8.01 Other Items

A copy of the press release related to the above developments is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Forward-looking statements include statements regarding the impact of disruptions to the Company’s operations caused by the COVID-19 pandemic. Such forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact of the COVID-19 pandemic on the Company and the United States and global financial markets and economies as a whole. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information regarding COVID-19, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Siebert Financial Corp., dated November 17, 2021.
10.19	Agreement between Siebert Financial Corp. and Tigress Holdings, LLC, dated November 16, 2021.
104	Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2021	SIEBERT FINANCIAL CORP.

By /s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating
Officer, Chief Financial Officer, Secretary
and Director (Principal executive, financial
and accounting officer)